Exhibit 99.1


This press release includes a modification of the press release issued on January 29, 2004 to correct for a typographical error in the tables which reconcile the non-GAAP financial measures used with GAAP to show Q3 '03 operating income as a percentage of pro forma revenue of 13.2% instead of 15.1%


        PeopleSoft Reports Strong Fourth Quarter 2003 Results;
        Company Posts Record Performance and Exceeds Guidance

   PLEASANTON, Calif.--(BUSINESS WIRE)--Jan. 29, 2004--PeopleSoft, Inc. (Nasdaq:PSFT) today announced its fourth quarter and full year 2003 financial results. For the fourth quarter ended December 31, 2003, the Company posted record license revenue of $185 million in addition to record total revenue of $685 million. Total revenue for the quarter was significantly above the Company's fourth quarter guidance of $625 - $640 million.
   Pro forma earnings per share for the quarter were $0.20, exceeding the Company's guidance of $0.18 - $0.19 per share. Fourth quarter earnings per share, based on generally accepted accounting principles
(GAAP), was $0.05 per share, significantly better than the Company's GAAP fourth quarter earnings per share guidance of $0.01 - $0.02 per share.
   Pro forma operating income for the fourth quarter was $112 million, or 15.3% of revenues, up from $89 million, or 13.2% of revenues in the third quarter.
   GAAP operating income for the fourth quarter was $24 million, or 3.5% of revenues, up from a loss of $9 million, or (1.5)% of revenues in the third quarter.
   At December 31, 2003, the Company's cash and investment balances were $1.4 billion. The Company's cash flow from operations in the fourth quarter was $85 million. Days Sales Outstanding (DSO) for the quarter ended December 31, 2003 was 61 days.
   The fourth quarter 2003 GAAP results include charges for purchase accounting adjustments relating to the acquisition of J.D. Edwards & Company, including the revenue impact of the deferred maintenance write-down to fair value, amortization of capitalized software and intangible assets and other restructuring charges.

   Management Commentary

   "We started the year in an economic downturn and ended the year the second largest enterprise software company in the world," said Craig Conway, PeopleSoft President and CEO.
   "We couldn't be better positioned for 2004," added Conway. "The strength of our new company along with an improving economy sets the stage for even higher value for stockholders and customers."

   Customer Wins

   Leading organizations around the world continue to choose PeopleSoft applications to move their business process on line and operate in real time. During the quarter, organizations that purchased PeopleSoft's industry leading applications included: Arrow International, Baxter Healthcare, Bowling Green State University, Business Objects, Cargill, Countrywide Home Loans, District of Columbia Housing Authority, Documentum, EDS, Electrolux AB, Fairchild Semiconductor, General Motors, Hakuto, Hewlett-Packard, IBM, Kohl's Department Stores, Lafarge, Libbey Glass, Lincoln Sentry Group, 3M, Monster Cable, NEC Personal Products, Penn Engineering and Manufacturing Corp., Peugeot Citreon Automobiles and Verizon Directories.

   Non-GAAP Financial Measures

   The Company has used non-GAAP pro forma financial measures, which exclude adjustments related to purchase accounting and restructuring costs, in analyzing financial results because they provide meaningful information regarding the Company's operational performance and facilitate management's internal comparisons to the Company's historical operating results and comparisons to competitors' operating results.
   The Company believes that these non-GAAP financial measures are useful to investors because they allow for greater transparency. Wherever non-GAAP financial measures have been included in this press release, the Company has reconciled them in the tables below to their GAAP counterparts.
   These non-GAAP financial measures are not prepared in accordance with generally accepted accounting principles and may be different from non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.


The following tables reconcile the non-GAAP financial measures used with GAAP:

                                              Q4'03          Q4'03
                                              Actual        Guidance
                                             ---------    ------------

Pro Forma EPS                                    $.20     $.18 - $.19

Revenue impact of deferred maintenance
   write-down                                   ($.08)          ($.09)

Amortization of capitalized software
   and intangible assets                        ($.05)          ($.06)

Restructuring charges                           ($.02)          ($.02)

                                             ---------    ------------
GAAP EPS                                        $0.05     $.01 - $.02
                                             =========    ============


                                 Q3'03         Q4'03
                                Operating    Operating
                                 Income        Income
                               ------------ ------------

Pro Forma                            $89.4       $112.5
Revenue impact of deferred
 maintenance write-down             $(50.9)      $(50.1)
In-process research &
 development write-off              $(14.5)
Amortization of capitalized
 software and intangible
 assets                             $(24.7)      $(28.4)
Restructuring charges                $(8.8)      $(10.0)
                               ------------ ------------
GAAP                                 $(9.5)       $24.0


Pro Forma Revenue                   $675.0       $735.2
% of Pro Forma revenue                13.2%        15.3%


   Company to Host Conference Call

   PeopleSoft will host a conference call today, January 29, 2004, at 3:00 p.m. PT/6:00 p.m. ET to discuss the quarterly results. A live audio-only web cast of the call will be made available in the Investor Relations section of the Company's web site at www.peoplesoft.com. A replay of the call will be made available for seven days following the call and will be accessible on the company's web site.

   About PeopleSoft

   PeopleSoft (Nasdaq:PSFT) is the world's second largest provider of enterprise application software with 12,100 customers in more than 25 industries and 150 countries. For more information, visit us at www.peoplesoft.com.

   PeopleSoft and the PeopleSoft logo are registered trademarks of PeopleSoft, Inc. All other company and product names may be trademarks of their respective owners.

   Forward-Looking Statements

   Statements made in this press release that state the Company's or management's intentions, beliefs, expectations, or predictions for the future are forward-looking statements. Readers are cautioned that these statements are only predictions and may differ materially from actual future events or results. All forward looking-statements are only as of the date they are made and PeopleSoft undertakes no obligation to update or revise them. The specific forward-looking statements relate to such matters as the impact of the Company's combination with J.D. Edwards and the combined Company's projected financial performance. Such forward-looking statements are subject to a number of risks, assumptions and uncertainties that could cause the Company's actual results to differ materially from those projected in such forward-looking statements. These risks, assumptions and uncertainties include: our ability to successfully complete the integration of J.D. Edwards into PeopleSoft and to achieve anticipated synergies, economic and political conditions in the U.S. and abroad; the ability to complete and deliver products and services within currently estimated time frames and budgets; the ability to manage expenses effectively; the ability to achieve revenues from products and services that are under development; competitive and pricing pressures; and other risks referenced from time to time in the Company's filings with the Securities and Exchange Commission. Please refer to the Company's current annual report on Form 10-K and quarterly report on Form 10-Q for more information on the risk factors that could cause actual results to differ.

   Important Additional Information

   The Board of Directors of PeopleSoft ("Board of Directors") will be soliciting proxies for use at the 2004 Annual Meeting of Stockholders, or at any adjournment or postponement thereof, to vote in favor of a slate of directors to be nominated by the Board of Directors and to vote on any other matters that properly come before the 2004 Annual Meeting. PeopleSoft will be filing a proxy statement on Schedule 14A with the Securities and Exchange Commission ("SEC") in connection with this solicitation of proxies for the 2004 Annual Meeting (the "2004 Proxy Statement"). Promptly after filing the definitive 2004 Proxy Statement with the SEC, PeopleSoft will mail the 2004 Proxy Statement and a WHITE Proxy Card to each PeopleSoft stockholder entitled to vote at the Annual Meeting. PeopleSoft has engaged Georgeson Shareholder Communications Inc. ("Georgeson") to assist it in soliciting proxies from its stockholders. PeopleSoft has agreed to pay customary compensation to Georgeson for such services and to indemnify Georgeson and certain related persons against certain liabilities relating to or arising out of the engagement. Certain representatives of Citigroup Global Markets Inc. and Goldman, Sachs & Co., financial advisors to PeopleSoft, may also solicit proxies, although no additional consideration will be paid in connection with any such solicitation. In addition, directors, officers and employees of PeopleSoft, may solicit proxies although no additional compensation will be paid to directors, officers or employees for such services.
   PeopleSoft has filed a Solicitation/Recommendation Statement on
Schedule 14D-9 (the "Schedule 14D-9") and amendments thereto regarding Oracle's tender offer that contain information regarding members of the Board of Director's and members of management's potential interests in the tender offer. Information regarding securities ownership by certain members of the Board of Directors and certain members of management as of April 1, 2003 is contained in PeopleSoft's proxy statement for its 2003 Annual Meeting of Stockholders, dated as of April 28, 2003 (the "2003 Proxy Statement"). PeopleSoft stockholders should read the Schedule 14D-9 and the 2004 Proxy Statement when it is filed with the SEC (including any amendments to such documents) because these documents contain (or will contain) important information. The 2004 Proxy Statement (when filed), the 2003 Proxy Statement, the Schedule 14D-9 and other public filings made by PeopleSoft with the SEC are available without charge from the SEC's website at www.sec.gov and from PeopleSoft at www.peoplesoft.com.


            CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                 (In thousands, except per share data)
                              (unaudited)

                           THREE MONTHS ENDED    TWELVE MONTHS ENDED
                              DECEMBER 31,          DECEMBER 31,
                           ------------------- -----------------------
                               2003      2002        2003        2002
                           --------- --------- ----------- -----------
Revenues:
  License fees             $185,373  $143,242  $  538,400  $  530,077
  Services                  499,852   369,014   1,728,618   1,411,341
  Development and other
   services                       -         -           -       7,530
                           --------- --------- ----------- -----------
      Total revenues        685,225   512,256   2,267,018   1,948,948

Costs and expenses:
  Cost of license fees       25,581    12,039      65,810      45,142
  Cost of services          241,169   166,025     801,525     661,083
  Cost of development and
   other services                 -         -           -       6,755
  Sales and marketing
   expense                  189,843   136,427     609,447     514,800
  Product development
   expense                  136,949    88,305     433,011     341,187
  General and
   administrative expense    57,592    32,219     193,511     117,070
  Restructuring,
   acquisition and other
   charges                   10,048    (1,204)     47,121      10,275
                           --------- --------- ----------- -----------
      Total costs and
       expenses             661,182   433,811   2,150,425   1,696,312
                           --------- --------- ----------- -----------

Operating income             24,043    78,445     116,593     252,636
Other income, net             3,009     9,276      22,242      30,600
                           --------- --------- ----------- -----------

Income before provision for
 income taxes                27,052    87,721     138,835     283,236
Provision for income taxes    9,676    30,311      52,586     100,647
                           --------- --------- ----------- -----------

Income before minority
 interest                    17,376    57,410      86,249     182,589
Minority interest                 -         -       1,205           -
                           --------- --------- ----------- -----------

Net income                 $ 17,376  $ 57,410  $   85,044  $  182,589
                           ========= ========= =========== ===========

Basic income per share     $   0.05  $   0.18  $     0.25  $     0.59
                           ========= ========= =========== ===========
Shares used in basic per
 share computation          364,916   313,170     338,481     310,777
                           ========= ========= =========== ===========

Diluted income per share   $   0.05  $   0.18  $     0.25  $     0.57
                           ========= ========= =========== ===========
Shares used in diluted per
 share computation          374,543   318,256     344,100     320,310
                           ========= ========= =========== ===========


                 CONDENSED CONSOLIDATED BALANCE SHEETS
                 (In thousands, except employee count)
                              (unaudited)

                                          DECEMBER 31,    DECEMBER 31,
                                              2003            2002
                                          ------------    ------------
Assets:
Current assets:
 Cash and cash equivalents                $   439,385     $   319,344
 Short-term investments                       961,906       1,588,172
 Accounts receivable, net                     462,528         357,353
 Income taxes receivable                       18,749               -
 Deferred tax assets                           58,630          40,559
 Other current assets                          69,997          45,448
                                          ------------    ------------
    Total current assets                    2,011,195       2,350,876

Property and equipment, net                   448,211         222,800
Investments                                    29,219          21,946
Deferred tax assets                            42,049         172,255
Capitalized software, net                     234,217          44,101
Other assets                                1,459,837          59,653
                                          ------------    ------------
                                          $ 4,224,728     $ 2,871,631
                                          ============    ============

Liabilities and Stockholders' Equity:
Current liabilities:
 Accounts payable and accrued liabilities $   287,800     $   132,687
 Accrued compensation and related expenses    224,983         172,566
 Income taxes payable                         106,355          71,163
 Short-term deferred revenues                 588,590         422,657
                                          ------------    ------------
    Total current liabilities               1,207,728         799,073

Long-term deferred revenues                   119,896          95,460
Other liabilities                              37,655          21,486

Stockholders' equity:
 Common stock                                   3,776           3,150
 Additional paid-in capital                 2,508,995       1,382,442
 Retained earnings                            684,847         599,803
 Treasury stock                              (387,046)        (35,563)
 Accumulated other comprehensive income        48,877           5,780
                                          ------------    ------------
                                            2,859,449       1,955,612
                                          ------------    ------------
                                          $ 4,224,728     $ 2,871,631
                                          ============    ============

Worldwide employee count                       12,163           8,293


                           PEOPLESOFT, INC.
            CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                            (In thousands)
                              (unaudited)

                                               TWELVE MONTHS ENDED
                                                   DECEMBER 31,
                                            --------------------------
                                                2003          2002
                                            ------------- ------------
Operating activities:
Net income                                  $     85,044  $   182,589
Adjustments to reconcile net income to net
 cash provided by operating activities:
    Depreciation and amortization                175,570      101,386
    Provision for doubtful accounts                4,653       11,009
    Tax benefits from employee stock
     transactions                                 29,368       30,710
    Provision (benefit) for deferred income
     taxes                                       (29,438)      71,953
    Gain on sales of investments and
     disposition of property and
     equipment, net                               (4,987)      (3,156)
    Non-cash stock compensation                   11,342        7,689
    Restructuring, acquisition and other
     charges                                      19,123       10,275
    Changes in operating assets and liabilities,
      net of effects of acquisitions:
        Accounts receivable                       75,070        9,986
        Accounts payable and accrued
         liabilities                             (54,768)     (47,513)
        Accrued compensation and related
         expenses                                  1,224      (12,635)
        Income taxes, net                        (20,449)      (9,001)
        Deferred revenues                         91,314        6,495
        Other                                     14,359       29,355
                                            ------------- ------------
    Net cash provided by operating
     activities                                  397,425      389,142

Investing activities:
Purchase of investments                      (10,070,468)  (9,670,889)
Proceeds from sales and maturities of
 investments                                  10,756,226    9,300,871
Purchases of property and equipment             (250,382)     (93,330)
Acquisitions, net of cash acquired              (519,934)    (120,894)
                                            ------------- ------------
    Net cash used in investing activities        (84,558)    (584,242)

Financing activities:
Retirement of convertible debt                         -      (57,000)
Repurchase of common stock                      (351,483)           -
Proceeds from employee stock transactions        122,961      115,713
                                            ------------- ------------
    Net cash provided (used in) by financing
     activities                                 (228,522)      58,713
Effect of foreign exchange rate changes on
 cash and cash equivalents                        35,696       22,031
                                            ------------- ------------
Net increase (decrease) in cash and cash
 equivalents                                     120,041     (114,356)
Cash and cash equivalents at beginning of
 period                                          319,344      433,700
                                            ------------- ------------
Cash and cash equivalents at end of period  $    439,385  $   319,344
                                            ============= ============

    CONTACT: PeopleSoft
             Bob Okunski, 877-528-7413 (Investor Relations) bob_okunski@peoplesoft.com
             Steve Swasey, 925-694-5230 (Public Relations) steve_swasey@peoplesoft.com